CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Amazing Energy Oil and Gas, Co. (the "Company") on Form 10-Q/A for the period ended April 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Jed Miesner, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 18th day of June, 2018.

/s/ Will McAndrew III
Jed Miesner
Principal Executive Officer